[Logo] M F S(R)                                                Semiannual Report
INVESTMENT MANAGEMENT                                              June 30, 1998



--------------------------------------------------------------------------------
MFS(R) VALUE SERIES
A Series of MFS(R) Variable Insurance Trust(SM)
--------------------------------------------------------------------------------



                               [Graphic Omitted]

MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS(R)                                    Boston, MA 02116-3741
Investment Management(SM)
                                                    DISTRIBUTOR
Nelson J. Darling, Jr.                              MFS Fund Distributors, Inc.
Professional Trustee                                500 Boylston Street
                                                    Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                                      SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management Company;           MFS Service Center, Inc.
Real Estate Consultant                              P.O. Box 2281
                                                    Boston, MA 02107-9906
PORTFOLIO MANAGER
John F. Brennan, Jr.*                               For additional information,
                                                    contact your financial adviser.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                  CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
W. Thomas London*                                   WORLD WIDE WEB
                                                    www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser



--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near- term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:

For the six months ended June 30, 1998, the Series provided a total return of 18.75% (including the reinvestment of any distributions). This compares to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

A combination of good sector selection and individual stock performance resulted in outperformance of the Series relative to the S&P 500. The top three performing sectors of the S&P 500 over the past six months were autos and housing, retailing, and leisure. The Series was significantly overweighted in retailing and leisure while slightly underweighted in autos and housing. The three worst-performing sectors of the S&P 500 were transportation, energy, and industrials. The Series was significantly underweighted in energy and industrials but slightly overweighted in transportation.

Several of the Series' top holdings also significantly outperformed the S&P 500, with particularly strong performance from Cellular Communications International, Tyco International, Fred Meyer, and American Tower Systems. The Series' international exposure also contributed significantly to performance. Telecom Italia, Banco Totta, Alcatel, Henkel, and Wella were all strong performers.

Financial services, an industry in which we believe valuations remain reasonable and earnings growth rates of 13% to 15% remain achievable, makes up the Series' largest sector. We have focused on the insurance and banking industries, in which positive fundamentals and reasonable valuations, along with industry consolidation, have driven stock performance.

The next-largest sector is leisure, which includes broadcasting and cable, entertainment, toys, printing and publishing, gaming and lodging, and restaurants. While the Series has no specific industry focus in this sector, three individual stocks -- American Tower, a broadcaster; Harrah's, a gaming company; and Promus Hotel -- make up the bulk of our weighting.

In health care, our focus has shifted from the pharmaceutical industry to the health maintenance organizations (HMOs). While the fundamental outlook for the pharmaceuticals continues to be very good, we believe valuations are more than counteracting these prospects. On the other hand, we believe the fundamentals in the HMO industry are just starting to improve after several years of dismal results. Pricing trends are picking up, and medical cost trends are being maintained at the same 3% to 4% annual growth rate as the past few years. We believe this should result in substantial future earnings improvements.

Respectfully,

[Graphic Omitted]

/s/ John F. Brennan, Jr.

    John F. Brennan, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGER'S PROFILE

John F. Brennan, Jr., is a Senior Vice President of MFS(R) Investment Management(SM) and portfolio manager of MFS(R) Capital Opportunities Fund. He also manages the Capital Opportunities Series offered through MFS(R)/Sun Life annuity products, MFS(R) Value Series, part of MFS(R) Variable Insurance
Trust (SM), and the equity portion of MFS(R) Special Value Trust, a closed-end fund.

Mr. Brennan joined MFS in 1985 as an industry specialist in the Equity Research Department. He was named Assistant Vice President -- Investments in 1987, Vice President -- Investments in 1988, portfolio manager of MFS(R) Capital Opportunities Fund in September 1991, and Senior Vice President in 1995.

Mr. Brennan is a graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration.

SERIES FACTS

Objective:                     Seeks capital appreciation.

Commencement of
investment operations:         August 14, 1996

Size:                          $14.5 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

Because the Series is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1998

                                       6 Months       1 Year     10 Years/Life*
--------------------------------------------------------------------------------
Cumulative Total Return                 +18.75%      +34.99%           +63.36%
--------------------------------------------------------------------------------
Average Annual Total Return               --         +34.99%           +29.89%
--------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, August 14, 1996, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1998

Stocks - 87.4%
--------------------------------------------------------------------------------------------------------
Issuer                                                                    Shares                 Value
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 73.5%
  Aerospace - 0.5%
    Raytheon Co., "A"                                                             1,172      $    67,536
--------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    Southwest Airlines Co.                                                        1,142      $    33,832
--------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Hayes Lemmerz International, Inc.*                                              269      $    10,693
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.0%
    Fleet Financial Group, Inc.                                                   1,761      $   147,043
    National City Corp.                                                           2,221          157,691
    PNC Bank Corp.                                                                2,588          139,267
    Wells Fargo & Co.                                                               385          142,065
                                                                                             -----------
                                                                                             $   586,066
--------------------------------------------------------------------------------------------------------
  Broadcasting
    Citadel Communications Corp.                                                    100      $     1,600
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.8%
    Affiliated Computer Services, Inc., "A"*                                      3,156      $   121,506
--------------------------------------------------------------------------------------------------------
  Business Services - 2.3%
    Ceridian Corp.*                                                               1,452      $    85,305
    Computer Sciences Corp.                                                       2,917          186,688
    Galileo International, Inc.                                                   1,467           66,107
                                                                                             -----------
                                                                                             $   338,100
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    Century Telephone Enterprises, Inc.                                           2,650      $   121,569
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Cambrex Corp.                                                                 2,448      $    64,260
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.2%
    Computer Associates International, Inc.                                       5,922      $   329,041
    Oracle Corp.*                                                                 5,502          135,143
    Synopsys, Inc.*                                                               3,144          143,838
                                                                                             -----------
                                                                                             $   608,022
--------------------------------------------------------------------------------------------------------
  Construction Services - 0.8%
    Martin Marietta Materials, Inc.                                               2,614      $   117,630
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 7.3%
    Black & Decker Corp.                                                          1,799      $   109,739
    Hertz Corp., "A"                                                                700           31,019
    Philip Morris Cos., Inc.                                                      2,942          115,841
    Tyco International Ltd.                                                      12,647          796,761
                                                                                             -----------
                                                                                             $ 1,053,360
--------------------------------------------------------------------------------------------------------
  Containers - 1.0%
    Stone Container Corp.*                                                        9,553      $   149,266
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.2%
    Cooper Industries, Inc.                                                       2,100      $   115,369
    GTECH Holdings Corp.*                                                         1,797           60,536
                                                                                             -----------
                                                                                             $   175,905
--------------------------------------------------------------------------------------------------------
  Electronics - 1.1%
    Analog Devices, Inc.*                                                         3,990      $    98,004
    Lattice Semiconductor Corp.*                                                  2,200           62,494
                                                                                             -----------
                                                                                             $   160,498
--------------------------------------------------------------------------------------------------------
  Energy - 0.5%
    BJ Services Co.*                                                              2,400      $    69,750
--------------------------------------------------------------------------------------------------------
  Entertainment - 4.7%
    Casino America, Inc.*                                                           522      $     1,827
    Gemstar International Group Ltd.*                                               400           14,975
    Harrah's Entertainment, Inc.*                                                13,406          311,689
    Jacor Communications, Inc.*                                                   1,300           76,700
    Mediaone Group, Inc.*                                                         1,400           61,512
    Telemundo Group, Inc.*                                                        5,047          214,813
                                                                                             -----------
                                                                                             $   681,516
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.0%
    Federal Home Loan Mortgage Corp.                                              6,079      $   286,093
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.8%
    Archer-Daniels-Midland Co.                                                    3,300      $    63,937
    Bestfoods Co.                                                                 2,300          133,544
    Beverly Enterprises, Inc.*                                                    6,981           96,425
    Cordant Technologies, Inc.                                                    1,605           74,031
    McCormick & Co., Inc.                                                         1,300           46,434
    Nabisco Holdings Corp., "A"                                                   1,900           68,519
    Whitman Corp.                                                                 2,800           64,225
                                                                                             -----------
                                                                                             $   547,115
--------------------------------------------------------------------------------------------------------
  Insurance - 7.2%
    Annuity and Life Re Holdings Ltd.*                                            4,612      $   102,040
    CIGNA Corp.                                                                   1,961          135,309
    ESG Re Ltd.*                                                                  5,830          126,074
    Hartford Financial Services Group, Inc.                                         736           84,180
    LaSalle Reassurance Holdings Ltd.                                             1,700           64,388
    Life Re Corp.                                                                   955           79,146
    Lincoln National Corp.                                                          720           65,790
    Nationwide Financial Services, Inc., "A"                                      2,930          149,430
    Reliastar Financial Corp.                                                     3,435          164,880
    Travelers Group, Inc.                                                         1,132           68,627
                                                                                             -----------
                                                                                             $ 1,039,864
--------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Lear Corp.*                                                                     800      $    41,050
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.3%
    Datascope Corp.*                                                              1,400      $    37,188
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.8%
    Columbia/HCA Healthcare Corp.                                                 7,747      $   225,631
    MedPartners, Inc.*                                                           14,649          117,192
    Mid Atlantic Medical Services, Inc.*                                          5,140           59,110
    Tenet Healthcare Corp.*                                                       4,610          144,063
    United Healthcare Corp.                                                       4,573          290,385
    Wellpoint Health Networks, Inc., "A"*                                         2,067          152,958
                                                                                             -----------
                                                                                             $   989,339
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    EVI Weatherford, Inc.*                                                        2,999      $   111,338
--------------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Enron Oil & Gas Co.                                                           5,580      $   112,995
--------------------------------------------------------------------------------------------------------
  Pollution Control - 1.3%
    Republic Services, Inc.                                                       1,300      $    31,200
    Waste Management, Inc.                                                        4,653          162,855
                                                                                             -----------
                                                                                             $   194,055
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    Scripps (E.W.) Howard, Inc.                                                     529      $    28,996
--------------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Wisconsin Central Transportation Corp.*                                       2,660      $    58,188
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 3.1%
    Outback Steakhouse, Inc.*                                                       609      $    23,751
    Promus Hotel Corp.*                                                          11,047          425,309
                                                                                             -----------
                                                                                             $   449,060
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Newport News Shipbuilding, Inc.                                                 580      $    15,515
--------------------------------------------------------------------------------------------------------
  Stores - 4.0%
    Office Depot, Inc.*                                                           1,238      $    39,074
    Rite Aid Corp.                                                                8,475          318,342
    Sears, Roebuck & Co.                                                          3,580          218,604
                                                                                             -----------
                                                                                             $   576,020
--------------------------------------------------------------------------------------------------------
  Supermarkets - 6.2%
    Giant Food Inc., "A"                                                          2,930      $   126,173
    Meyer (Fred), Inc.*                                                          12,511          531,718
    Safeway, Inc.*                                                                5,990          243,718
                                                                                             -----------
                                                                                             $   901,609
--------------------------------------------------------------------------------------------------------
  Telecommunications - 6.3%
    American Tower Corp., "A"*                                                    7,001      $   174,587
    Cellular Communications International*                                        7,090          353,614
    Global TeleSystems Group, Inc.*                                               2,326          113,392
    Intermedia Communications, Inc.*                                              1,717           72,007
    L-3 Communications Holding, Inc.*                                               118            3,857
    Sprint Corp.                                                                  2,896          204,168
                                                                                             -----------
                                                                                             $   921,625
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $10,671,159
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 13.9%
  Australia - 0.6%
    News Corporation Ltd. (Multimedia)                                            2,500      $    80,312
--------------------------------------------------------------------------------------------------------
  Bermuda - 2.1%
    Ace Ltd. (Insurance)                                                          4,096      $   159,744
    Exel Ltd. (Insurance)                                                         1,934          150,489
                                                                                             -----------
                                                                                             $   308,233
--------------------------------------------------------------------------------------------------------
  Canada - 0.7%
    Canadian National Railway Co. (Railroads)                                     2,048      $   108,800
--------------------------------------------------------------------------------------------------------
  France - 3.3%
    Alcatel Alsthom Compagnie (Telecommunications)                                  980      $   199,254
    Sanofi S.A. (Medical and Health Products)                                     2,394          281,135
                                                                                             -----------
                                                                                             $   480,389
--------------------------------------------------------------------------------------------------------
  Germany - 0.8%
    Henkel KGAA (Chemicals)                                                         385      $    38,042
    Wella AG (Cosmetics)                                                             64           71,564
                                                                                             -----------
                                                                                             $   109,606
--------------------------------------------------------------------------------------------------------
  Hong Kong - 0.4%
    Cafe de Coral Holding Co. (Restaurants)                                      39,400      $    13,478
    Dah Sing Financial Group (Banks and Credit Cos.)                             10,400           12,083
    Liu Chong Hing Bank (Banks and Credit Cos.)                                  17,000           14,484
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                                   9,700           12,960
                                                                                             -----------
                                                                                             $    53,005
--------------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Telecom Italia S.p.A. (Telecommunications)*                                  21,676      $   104,847
--------------------------------------------------------------------------------------------------------
  Malaysia - 0.1%
    New Straits Times Press Berhad (Printing and
      Publishing)                                                                16,000      $     5,980
    Tanjong PLC (Entertainment)                                                   1,000            1,395
                                                                                             -----------
                                                                                             $     7,375
--------------------------------------------------------------------------------------------------------
  Netherlands - 2.3%
    Akzo Nobel N.V. (Chemicals)                                                     647      $   143,665
    Benckiser N.V. (Consumer Goods and Services)*                                 1,399           85,939
    Elsag Bailey Process Automation N.V. (Machinery)*                             4,443          106,910
                                                                                             -----------
                                                                                             $   336,514
--------------------------------------------------------------------------------------------------------
  Portugal - 0.6%
    Banco Pinto & Sotto Mayor, S.A. (Banks and Credit Cos.)*                      4,464      $    92,113
--------------------------------------------------------------------------------------------------------
  Singapore - 0.2%
    Hong Leong Finance Ltd. (Finance)+                                           16,100      $    13,209
    Overseas Union Bank (Finance)                                                 6,000           13,199
                                                                                             -----------
                                                                                             $    26,408
--------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    SK Telecom Ltd., ADR (Telecommunications)*                                       29      $       161
    SK Telecommunications (Telecommunications)                                       61           27,633
                                                                                             -----------
                                                                                             $    27,794
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.9%
    Booker PLC (Food - Wholesale)                                                12,496      $    51,483
    British Petroleum PLC, ADR (Oils)                                             1,748          154,261
    LucasVarity PLC (Automotive)                                                 16,725           66,396
                                                                                             -----------
                                                                                             $   272,140
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $ 2,009,536
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,608,919)                                                  $12,680,695
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.2%
--------------------------------------------------------------------------------------------------------
                                                                Principal Amount
Issuer                                                             (000 Omitted)                 Value
--------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 7/01/98,
    at Amortized Cost                                                            $1,475      $ 1,475,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $13,083,919)                                             $14,155,695
Other Assets, Less Liabilities - 2.4%                                                            353,636
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $14,509,331
--------------------------------------------------------------------------------------------------------

*Non-income producing security.
+Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
June 30, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $13,083,919)           $14,155,695
  Cash                                                                37,579
  Receivable for Series shares sold                                  378,700
  Receivable for investments sold                                    121,981
  Interest and dividends receivable                                   19,151
  Deferred organization expenses                                       5,743
                                                                 -----------
      Total assets                                               $14,718,849
                                                                 -----------
Liabilities:
  Payable for Series shares reacquired                           $     2,701
  Payable for investments purchased                                  196,189
  Net payable for forward foreign currency exchange contracts
    closed or subject to master netting agreements                     1,633
  Payable to affiliates -
      Management fee                                                     870
      Shareholder servicing agent fee                                     46
      Administrative fee                                                  18
  Accrued expenses and other liabilities                               8,061
                                                                 -----------
      Total liabilities                                          $   209,518
                                                                 -----------
Net assets                                                       $14,509,331
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $12,830,047
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   1,070,032
  Accumulated undistributed net realized gain on investment
    and foreign currency transactions                                589,038
  Accumulated undistributed net investment income                     20,214
                                                                 -----------
      Total                                                      $14,509,331
                                                                 ===========
Shares of beneficial interest outstanding                         1,045,796
                                                                  =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)         $13.87
                                                                   ======
See notes to financial statements

Statement of Operations (Unaudited)

--------------------------------------------------------------------------------------
Six Months Ended June 30, 1998
--------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                               $   43,042
    Interest                                                                    24,027
    Foreign taxes withheld                                                      (1,915)
                                                                            ----------
      Total investment income                                               $   65,154
                                                                            ----------
  Expenses -
    Management fee                                                          $   33,569
    Trustees' compensation                                                       1,017
    Shareholder servicing agent fee                                              1,570
    Administrative fee                                                             670
    Printing                                                                     9,529
    Custodian fee                                                                4,160
    Auditing fees                                                                2,150
    Legal fees                                                                   1,135
    Amortization of organization expenses                                          919
    Postage                                                                          4
                                                                            ----------
      Total expenses                                                        $   54,723
    Fees paid indirectly                                                        (1,509)
    Preliminary reduction of expenses by investment adviser                     (8,450)
                                                                            ----------
      Net expenses                                                          $   44,764
                                                                            ----------
        Net investment income                                               $   20,390
                                                                            ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                 $  647,848
    Foreign currency transactions                                                  (95)
                                                                            ----------
        Net realized gain on investment and foreign currency transactions   $  647,753
                                                                            ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                             $  711,100
    Translation of assets and liabilities in foreign currency                   (1,915)
                                                                            ----------
        Net unrealized gain on investments and foreign currency
          translation                                                       $  709,185
                                                                            ----------
          Net realized and unrealized gain on investments and foreign
            currency                                                        $1,356,938
                                                                            ----------
            Increase in net assets from operations                          $1,377,328
                                                                            ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                       Six Months Ended              Year Ended
                                                          June 30, 1998       December 31, 1997
                                                            (Unaudited)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $    20,390              $   39,133
  Net realized gain on investment and foreign
    currency transactions                                       647,753                 659,848
  Net unrealized gain on investment and foreign
    currency translation                                        709,185                 287,712
                                                            -----------              ----------
    Increase in net assets from operations                  $ 1,377,328              $  986,693
                                                            -----------              ----------
Distributions declared to shareholders -
  From net investment income                                $      --                $  (37,655)
  From net realized gain on investment and
    foreign currency transactions                                  --                  (640,159)
  From capital                                                     --                   (53,104)
                                                            -----------              ----------
    Total distributions declared to shareholders            $      --                $ (730,918)
                                                            -----------              ----------
Net increase in net assets from Series share
    transactions                                            $ 7,472,175              $4,052,798
                                                            -----------              ----------
      Total increase in net assets                          $ 8,849,503              $4,308,573
Net assets:
  At beginning of period                                      5,659,828               1,351,255
                                                            -----------              ----------
  At end of period (including accumulated
    undistributed net investment income and
    distributions in excess of net investment
    income of $20,214 and $176, respectively)               $14,509,331              $5,659,828
                                                            ===========              ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended December 31,
                                                           Six Months Ended                  ------------------------------
                                                              June 30, 1998                    1997                   1996*
                                                                (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $11.68                  $10.66                 $10.00
                                                                     ------                  ------                 ------
Income from investment operations# -
  Net investment income(S)                                           $ 0.03                  $ 0.12                 $ 0.07
  Net realized and unrealized gain on investments
    and foreign currency transactions                                  2.16                    2.66                   0.88
                                                                     ------                  ------                 ------
      Total from investment operations                               $ 2.19                  $ 2.78                 $ 0.95
                                                                     ------                  ------                 ------
Less distributions declared to shareholders -
  From net investment income                                         $ --                    $(0.09)                $(0.03)
  From net realized gain on investment and foreign
    currency transactions                                              --                     (1.54)                 (0.21)
  In excess of net realized gain on investment and
    foreign currency transactions                                      --                      --                    (0.01)
  From capital                                                         --                     (0.13)                 (0.04)
                                                                     ------                  ------                 ------
      Total distributions declared to shareholders                   $ --                    $(1.76)                $(0.29)
                                                                     ------                  ------                 ------
Net asset value - end of period                                      $13.87                  $11.68                 $10.66
                                                                     ======                  ======                 ======
Total return                                                         18.75%++                26.47%                  8.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                            1.00%+                  1.00%                  1.00%+
  Net investment income                                               0.46%+                  0.91%                  1.72%+
Portfolio turnover                                                      68%                    270%                    44%
Net assets at end of period (000 omitted)                           $14,509                  $5,660                 $1,351
  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Expenses are calculated without reduction for fees paid indirectly.
(S) Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income
    (loss) per share and ratios would have been:

    Net investment income (loss)                                     $ 0.02                  $(0.02)                $(0.04)
    Ratios (to average net assets):
      Expenses##                                                      1.23%+                  2.08%                  3.83%+
      Net investment income (loss)                                    0.23%+                (0.18)%                (1.11)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Value Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 13 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company. Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 10 shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $66,657.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        Purchases          Sales
--------------------------------------------------------------------------------
U.S. government securities                            $   247,466     $       --
                                                      -----------     ----------
Investments (non-U.S. government securities)          $11,731,811     $5,621,970
                                                      -----------     ----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $13,083,919
                                                                    -----------
Gross unrealized appreciation                                       $ 1,378,905
Gross unrealized depreciation                                          (307,129)
                                                                    -----------
    Net unrealized appreciation                                     $ 1,071,776
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                 Six Months Ended June 30, 1998     Year Ended December 31, 1997
                                 ------------------------------     ----------------------------
                                    Shares               Amount         Shares            Amount
------------------------------------------------------------------------------------------------
Shares sold                        667,899           $8,922,054        779,105        $9,843,835
Shares issued to shareholders
  in reinvestment of
  distributions                       --                   --           63,945           730,918
Shares reacquired                 (106,471)          (1,449,879)      (485,405)       (6,521,955)
                                  --------           ----------        -------        ----------
    Net increase                   561,428           $7,472,175        357,645        $4,052,798
                                  ========           ==========       ========        ==========

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1998, was $20.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $1,633 with Merrill Lynch & Co. at June 30, 1998.

At June 30, 1998, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1998, the Series owned the following restricted securities (constituting 0.09% of total net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

Description                                               Date of Acquisition            Shares              Cost             Value
------------------------------------------------------------------------------------------------------------------------------------
Hong Leong Finance Ltd.                                       3/26/98-7/14/98            16,100           $23,540           $13,209

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                VVS-3 8/98 12.4M